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Exhibit 10.2

                  AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

       This Amendment to Registration Rights Agreement (the "Amendment") dated as of October 19, 1999, is entered into by and among MIDDLE BAY OIL COMPANY, INC., an Alabama corporation ("Corporation"), 3TEC Energy Company L.L.C., a Delaware limited liability company f/k/a 3TEC Energy Corporation, Shoemaker Family Partners, L.P., Shoeinvest II, LP, and The Prudential Insurance Company of America, a New Jersey corporation ("Prudential").

                                   RECITALS

       WHEREAS, on August 27, 1999, the Corporation, 3TEC Energy Company L.L.C. f/k/a 3TEC Energy Corporation; Kaiser-Francis Oil Company; C.J. Lett, III; Weskids, L.P.; Alvin V. Shoemaker; Shoemaker Family Partners, L.P.; and Shoeinvest II, LP entered into a certain Registration Rights Agreement (the "Agreement"); and.

       WHEREAS, the parties hereto wish to amend the Agreement to add Prudential as a party to the Agreement and as a Shareholder as defined in the Agreement.

       NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


       1. ADDITION OF PRUDENTIAL AS A SHAREHOLDER. Prudential is hereby added as a party to the Agreement and shall be considered a Shareholder as defined in the Agreement.

       2. SCHEDULE 1. Schedule 1 of the Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

       3. TERMS DEFINED IN AGREEMENT. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

       4. FULL FORCE AND EFFECT. Except with respect to the changes made in this Amendment, the terms and provisions of the Agreement are in full force and effect.

       5. NOTICES. Any notice to be given by any party hereunder to any other shall be in writing, mailed by certified or registered mail, return receipt requested, and shall be addressed to the other parties at the addresses listed on the signature pages hereof.
              All such notices shall be deemed to be given three (3) days after the date of mailing thereof.

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       6.     BINDING EFFECT.  This Amendment shall be binding upon the parties hereto and their respective successors, personal representatives and permitted assigns.

       7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute but one and the same instrument.






                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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       IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


"CORPORATION"

MIDDLE BAY OIL COMPANY, INC.


By:    /s/ Floyd C. Wilson
Name:  Floyd C. Wilson
Title: President and Chief Executive Officer


Address for Notice:

Middle Bay Oil Company, Inc.
1221 Lamar Street, Suite 1020
Houston, TX 77010
Fax: (713) 650-0352

"SHAREHOLDERS"

3TEC ENERGY COMPANY L.L.C



By:    /s/ Floyd C. Wilson
Name:  Floyd C. Wilson
       --------------------------------
Title: Managing Director
       --------------------------------


Address for Notice:

3TEC Energy Company L.L.C.
5910 N. Central Expressway
Suite 1150
Dallas, TX 75206
Fax: (214) 373-9731




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SHOEMAKER FAMILY PARTNERS, LP


By:    Alvin V. Shoemaker
       Its General Partner


       By: /s/ Alvin V. Shoemaker
       Name: Alvin V. Shoemaker
       Title: General Partner

Address for Notice:

Shoemaker Family Partners, LP
60 Brushhill Road
Kinnelon, NJ 07405
Fax: (310) 444-3833



SHOEINVEST II, LP


By:    Alvin Shoemaker Investments, Inc.
       Its General Partner


       By: /s/ Alvin V. Shoemaker
       Name: Alvin V. Shoemaker
       Title: General Partner

Address for Notice:

Shoeinvest II, LP
60 Brushhill Road
Kinnelon, NJ 07405
Fax: (310) 444-3833

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


By:    /s/ Ric E. Abel
Name:  Ric E. Abel
Title: Vice President

Address for Notice:

The Prudential Insurance Company of America
c/o  Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
 Fax: (214) 720-6299
 Attn.:     Managing Director


















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                                      SCHEDULE 1

       3TEC Energy Company L.L.C.,
       f/k/a 3TEC Energy Corporation      Securities Purchase Agreement by and
                                          between 3TEC  Energy Corporation and
                                          Middle Bay OilCompany, Inc., dated
                                          July 1, 1999

                                          4,755,556 shares of Common Stock
                                          Warrants exercisable for 3,600,000
                                          shares of Common Stock
                                          $10,700,000 Note (which is convertible
                                          to Conversion  Shares)

       Shoemaker Family Partners,
       LP Securities Purchase Agreement by and between Shoemaker Family Partners, LP and Middle Bay Oil Company, Inc., dated August 27, 1999

                                          22,222 shares of Common Stock
                                          Warrants exercisable for 16,822 shares
                                          of Common Stock
                                          $50,000 Note (which is convertible to
                                          Conversion Shares)

       Shoeinvest II, LP                  Securities Purchase Agreement by and
                                          between Shoeinvest II, LP and Middle
                                          Bay Oil Company, Inc., dated August
                                          27, 1999

                                          44,444 shares of Common Stock
                                          Warrants exercisable for 33,644 shares
                                          of Common Stock
                                          $100,000 Note (which is convertible to
                                          Conversion Shares)

       The Prudential Insurance
       Company of America                 Securities Purchase Agreement by and
                                          between The Prudential Insurance
                                          Company of America and Middle Bay Oil
                                          Company, Inc., dated October 19, 1999

                                          1,055,042 shares of Common Stock
                                          Warrants exercisable for 798,677
                                          shares of Common Stock

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                                          $2,373,844 Note (which is convertible
                                          to Conversion Shares)